UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2012

One Horizon Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

Weststrasse 1, Baar
Switzerland		CH6340
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011 41 41 760 5820

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01—OTHER EVENTS.

On December 31, 2012, the Registrant entered into an Acquisition Agreement with Clarita Ablazo Jeffery pursuant to which the Registrant sold to Ms. Jeffery all of the shares of its subsidiary, Global Integrated Media, Ltd., a media company incorporated under the laws of Hong Kong (“GIM”), and all of the assets and operations of its Modizo business, a celebrity blogging platform (“Modizo”) in exchange for 42,000,000 shares of the Registrant’s common stock. After giving effect to the Share Exchange transaction consummated on November 30, 2012, as described in the Registrant’s Form 8-K filed December 6, 2012, at the time of the sale, the GIM and Modizo businesses were less than 10% of the Registrant’s assets and are expected to be less than 10% of the Registrant’s sales and profits in future fiscal years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Registrant

Date: January 4, 2013	By:	/s/ Mark White
Mark White, Chief Executive Officer

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